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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 5, 2002


                       Cabot Microelectronics Corporation
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-30205               36-4324765
-------------------------------    -----------------------     ----------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
        incorporation)                                          Identification)


               870 North Commons Drive, Aurora, Illinois  60504
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
             -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On August 5, 2002, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics and Metron Technology Announce Modification Of Distribution Agreement," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             The following exhibits are filed herewith:

             99.1 Text of press release, dated August 5, 2002, entitled "Cabot Microelectronics and Metron Technology Announce Modification Of Distribution Agreement"



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CABOT MICROELECTRONICS CORPORATION


Date: August 6, 2002             By: /s/ MARTIN M. ELLEN
                                     -------------------
                                     Martin M. Ellen
                                     Vice President and Chief Financial Officer
                                     [Principal Financial Officer]






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                                INDEX TO EXHIBITS

Exhibit
Number           Title
------           -----

99.1 Text of press release, dated August 5, 2002, entitled "Cabot Microelectronics and Metron Technology Announce Modification Of Distribution Agreement."










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